Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS FOURTH QUARTER AND FISCAL YEAR 2017 FINANCIAL PERFORMANCE

Fourth Quarter Revenues $6.1 Million; $4.6 Million Cash on Hand;
FY 2017 Revenues $24.3 Million; $2.0 Million in Cash from Operations; $3.1 Million Net Loss; 2017 Adjusted EBITDA $2.8 Million

Atlanta, GA — April 25, 2018 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises in the new value-based world, today announced financial results for the fourth quarter and fiscal year of 2017, which ended January 31, 2018.

Revenues for the three-month period ended January 31, 2018 were $6.1 million, a decline of approximately 5% as compared to the three-months ended January 31, 2017. Adjusted EBITDA for the fourth quarter of fiscal 2017 was $1.2 million, up appreciably over the $535,000 in the fourth quarter a year ago.  Net income for the fourth quarter of fiscal 2017 was $38,000, an improvement over the $1.0 million net loss in the same period a year ago.

Revenues for fiscal year 2017 were $24.3 million, down approximately 10% from the previous fiscal year.  Recurring revenues for the year constituted 80% of overall revenue, or $19.5 million. Adjusted EBITDA for the fiscal year was $2.8 million, down slightly from $2.9 million in fiscal year 2016.

“Fiscal year 2017 was the beginning of our new, more narrowly focused efforts to sell solutions and services in the middle of the revenue cycle — improving healthcare providers’ coding accuracy to help them capture the financial reimbursement they deserve for the patient care they have provided,” stated David Sides, President and Chief Executive Officer, Streamline Health. “We are committed to leading an industry movement to improve hospitals’ financial performance by moving mid-cycle billing interventions upstream - to improve coding accuracy before billing, enabling our clients to reduce lost revenue, mitigate overbill risk, and reduce denials and days in accounts receivable. This enables providers to turn unpredictable revenue cycles into dynamic revenue streams.

By narrowing our focus to the middle of the revenue cycle we won 15 new clients in 2017. We believe we have a more distinct and compelling value proposition that can help us win more often.  And not just with hospitals, but with outpatient centers and clinics and physician practices as well.  Our coding solutions and services like CDI and Abstracting are established performers, and they were the primary contributors to a strong start to this new year.  Our new eValuator coding analysis platform helped us win more new clients last year. The eValuator technology is right for the market which is driving new attention to Streamline Health. Our current client base continues to show interest in eValuator, but we have an even greater number of new clients than existing clients signing up for the solution.

Importantly, we have instigated and maintained tight cost and investment controls so that the transition to focusing our efforts in the middle of the revenue cycle has not negatively affected our balance sheet.”

Highlights for the fourth quarter and fiscal year ended January 31, 2018 included:

•                  Revenues for the fourth quarter 2017 were $6.1 million, and for the year were $24.3 million;

•                  Adjusted EBITDA for the fourth quarter 2017 was $1.2 million, and for the year was $2.8 million;

•                  Recorded net income of $38,000 for the fourth quarter ended January 31, 2018, and a net loss of $(3.1) million for the fiscal year 2017;

•                  New sales bookings for the quarter were $1.2 million and $4.8 million for the fiscal year; and

•                  Backlog at the end of the fourth quarter was $33 million.

Conference Call Information

The Company will conduct a conference call to review the results on Thursday, April 26, 2018 at 9:00 AM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 888-394-8218 and then entering passcode 3375507.

A replay of the conference call will be available from Thursday, April 26, 2018 at 12:00 PM ET to Tuesday, May 1, 2018 at 12:00 PM ET by dialing 888-203-1112 and entering passcode 3375507

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table reconciling this measure to net income is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — producing actionable insights that support revenue cycle optimization for healthcare enterprises.   We deliver integrated solutions, technology-enabled services and analytics that empower providers to drive revenue integrity in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing, success of future products and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended January 31,		Fiscal Year Ended January 31,
	2018	2017	2018	2017
Revenues:
Systems sales	$287,347	$322,323	$1,343,288	$2,512,579
Professional services	950,452	526,331	2,744,070	2,395,987
Audit Services	296,800	393,572	1,216,285	627,919
Maintenance and support	3,287,081	3,572,298	13,170,644	14,809,935
Software as a service	1,277,256	1,568,609	5,863,788	6,713,485
Total revenues	6,098,936	6,383,133	24,338,075	27,059,905

Operating expenses:
Cost of systems sales	349,359	632,400	1,946,347	2,712,663
Cost of professional services	586,298	832,932	2,400,534	2,724,078
Cost of audit services	367,214	504,579	1,603,572	1,100,154
Cost of maintenance and support	662,212	743,049	2,904,181	3,226,511
Cost of software as a service	403,917	373,397	1,318,628	1,763,705
Selling, general and administrative	2,451,028	2,934,934	11,434,276	13,088,074
Research and development	1,367,028	1,653,469	5,352,189	7,453,638
Gain on sale of business	—	(238,103)	—	(238,103)
Total operating expenses	6,187,056	7,436,657	26,959,727	31,830,720
Operating loss	(88,120)	(1,053,524)	(2,621,652)	(4,770,815)
Other income (expense):
Interest expense	(113,934)	(127,962)	(474,657)	(508,859)
Miscellaneous income (expenses)	148,272	145,173	(86,735)	106,084
Loss before income taxes	(53,782)	(1,036,313)	(3,183,044)	(5,173,590)
Income tax benefit	91,652	17,128	83,830	12,024
Net income (loss)	$37,870	$(1,019,185)	$(3,099,214)	$(5,161,566)
Less: deemed dividends on Series A Preferred Shares	—	—	—	(875,935)
Net gain (loss) attributable to common shareholders	$37,870	$(1,019,185)	$(3,099,214)	$(6,037,501)
Basic net loss per common share	$0.00	$(0.05)	$(0.16)	$(0.31)
Number of shares used in basic per common share computation	19,989,461	19,680,751	19,876,383	19,528,341
Diluted net loss per common share	$0.00	$(0.05)	$(0.16)	$(0.31)
Number of shares used in diluted per common share computation	23,241,521	19,680,751	19,876,383	19,528,341

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

Assets

	January 31,
	2018	2017
Current assets:
Cash and cash equivalents	$4,619,834	$5,654,093
Accounts receivable, net of allowance for doubtful accounts of $349,058 and $198,449, respectively	3,001,170	4,489,789
Contract receivables	223,791	466,423
Prepaid hardware and third-party software for future delivery	5,858	5,858
Prepaid client maintenance contracts	506,911	595,633
Other prepaid assets	742,232	732,496
Other current assets	546,885	439
Total current assets	9,646,681	11,944,731

Non-current assets:
Property and equipment:
Computer equipment	2,852,776	3,110,274
Computer software	730,950	827,642
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	729,348
	4,996,517	5,350,707
Accumulated depreciation and amortization	(3,834,153)	(3,447,198)
Property and equipment, net	1,162,364	1,903,509

Capitalized software development costs, net of accumulated amortization of $18,658,183 and $16,544,797, respectively	4,307,351	4,584,245
Intangible assets, net	5,835,151	6,996,599
Goodwill	15,537,281	15,537,281
Other non-current assets	642,226	672,133
Total non-current assets	27,484,373	29,693,767
	$37,131,054	$41,638,498

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

Liabilities and Stockholders’ Equity

	January 31,
	2018	2017
Current liabilities:
Accounts payable	$421,425	$1,116,525
Accrued compensation	342,351	496,706
Accrued other expenses	609,582	484,391
Current portion of long-term debt	596,984	655,804
Deferred revenues	9,481,807	9,916,454
Current portion of capital lease obligations	—	91,337
Total current liabilities	11,452,149	12,761,217

Non-current liabilities:
Term loan, net of deferred financing cost of $128,275 and $199,211, respectively	3,901,353	4,883,286
Warrants liability	—	46,191
Royalty liability	2,469,193	2,350,754
Lease incentive liability, less current portion	274,128	339,676
Deferred revenues, less current portion	332,645	568,515
Total non-current liabilities	6,977,319	8,188,422
Total liabilities	18,429,468	20,949,639

Series A 0% Convertible Redeemable Preferred Stock, $.01 par value per share, $8,849,985 redemption and liquidation value, 4,000,000 shares authorized, 2,949,995 issued and outstanding	8,849,985	8,849,985

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized; 20,005,977 and 19,695,391 shares issued and outstanding, respectively	200,060	196,954
Additional paid in capital	81,776,606	80,667,771
Accumulated deficit	(72,125,065)	(69,025,851)
Total stockholders’ equity	9,851,601	11,838,874
	$37,131,054	$41,638,498

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Year
	2017	2016
Operating activities:
Net loss	$(3,099,214)	$(5,161,566)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities, net of acquisitions:
Depreciation	774,074	1,099,957
Amortization of capitalized software development costs	2,113,385	2,771,437
Amortization of intangible assets	1,161,448	1,344,980
Amortization of other deferred costs	340,502	324,496
Valuation adjustment for warrants liability	(46,191)	(158,922)
Other valuation adjustments	141,038	94,009
Gain on sale of business	—	(238,103)
Loss (gain) on disposal of fixed assets	(15,947)	567
Share-based compensation expense	1,109,241	1,787,367
Provision for accounts receivable	233,550	121,025
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	1,497,701	(344,445)
Other assets	(695,444)	449,673
Accounts payable	(695,100)	(51,071)
Accrued expenses	(117,311)	(690,094)
Deferred revenues	(670,517)	(341,008)
Net cash provided by (used in) operating activities	2,031,215	1,008,302

Investing activities:
Purchases of property and equipment	(48,616)	(506,040)
Proceeds from sales of property and equipment	19,959	—
Capitalization of software development costs	(1,836,491)	(1,978,946)
Payment for acquisition	—	(1,400,000)
Proceeds from sale of business	—	2,000,000
Net cash used in investing activities	(1,865,148)	(1,884,986)

Financing activities:
Principal repayments on term loan	(1,111,689)	(2,796,590)
Payments related to settlement of employee share-based awards	(41,813)	(11,702)
Principal payments on capital lease obligations	(91,337)	(569,189)
Proceeds from exercise of stock options and stock purchase plan	44,513	26,122
Net cash used in financing activities	(1,200,326)	(3,351,359)
Increase (decrease) in cash and cash equivalents	(1,034,259)	(4,228,043)
Cash and cash equivalents at beginning of year	5,654,093	9,882,136
Cash and cash equivalents at end of year	$4,619,834	$5,654,093

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	January 31, 2018	October 31, 2017	January 31, 2017
Company Proprietary Software	$984, 000	$10,892,000	$11,504,000
Third-Party Hardware and Software	—	—	150,000
Professional Services	2,048,000	2,824,000	4,068,000
Audit Services	1,293,000	1,454,000	1,847,000
Maintenance and Support	15,420,000	18,256,000	19,193,000
Software as a Service	13,048,000	14,242,000	13,861,000
Total	$32,793,000	$47,668,000	$50,623,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Fiscal Year Ended
	January 31, 2018
	Value	% of Total Bookings
Streamline Health Software licenses	$463,000	10%
Software as a service	2,056,000	43%
Maintenance and support	315,000	7%
Professional services	1,388,000	29%
Audit Services	534,000	11%
Total bookings	$4,756,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for Adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Streamline Health’s management in its operating and financial decision-making uses non-GAAP financial measures because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the Company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “Adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP Adjusted EBITDA (in thousands):

	Three Months Ended,		Twelve Months Ended,
Adjusted EBITDA Reconciliation	January 31, 2018	January 31, 2017	January 31, 2018	January 31, 2017
Net income (loss)	$38	$(1,020)	$(3,099)	$(5,162)
Interest expense	114	128	475	509
Income tax benefit	(92)	(17)	(84)	(12)
Depreciation	178	205	774	1,100
Amortization of capitalized software development costs	539	625	2,113	2,771
Amortization of intangible assets	239	369	1,161	1,345
Amortization of other costs	93	114	270	254
EBITDA	1,109	404	1,610	805
Share-based compensation expense	264	444	1,109	1,787
Gain on sale of business	—	(238)	—	(238)
Loss (gain) on disposal of fixed assets	(1)	—	(16)	1
Non-cash valuation adjustments to assets and liabilities	(134)	(149)	95	(65)
Transaction related professional fees, advisory fees and other internal direct costs	—	34	—	392
Associate severances and other costs relating to transactions or corporate restructuring	—	40	—	239
Other non-recurring operating expenses	—	—	—	—
Adjusted EBITDA	$1,238	$535	$2,798	$2,921
Adjusted EBITDA per diluted share
Loss per share — diluted	$0.00	$(0.05)	$(0.16)	$(0.31)
Adjusted EBITDA per adjusted diluted share (1)	$0.05	$0.02	$0.12	$0.13

Diluted weighted average shares	23,241,521	19,680,751	19,876,383	19,528,341
Includable incremental shares — Adjusted EBITDA (2)		3,340,390	3,244,825	3,327,130
Adjusted diluted shares	23,241,521	23,021,141	23,121,208	22,855,471

(1)                                 Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(2)                                 The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.